                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-18183                 41-1590959
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

             512 SEVENTH AVENUE                                    10018
             NEW YORK, NEW YORK                                  (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d- 2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e- 4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported under Item 2.01 of the Form 8-K of G-III Apparel
Group, Ltd. (the "Company") filed on July 15, 2005, on July 11, 2005, the
Company and its subsidiary, G-III Leather Fashions, Inc. ("G-III Leather"), entered into an agreement with Sammy Aaron, Andrew Reid, Lee Lipton, John
Pollack and Sammy Aaron, as Seller's Representative, pursuant to which G-III
Leather acquired all of the outstanding capital stock of J. Percy for Marvin
Richards, Ltd., all of the membership interests of CK Outerwear, LLC and 50% of the membership interests of Fabio Licensing, LLC (collectively, "Marvin
Richards"). The description of the acquisition of Marvin Richards included in the Company's Form 8-K filed on July 15, 2005 is incorporated by reference herein. This amended report on Form 8-K is being filed to complete the response to Item 9.01 with respect to the Marvin Richards acquisition.

         On July 11, 2005, the Company and G-III Leather also entered into an agreement (the "Winlit Agreement") with Winlit Group, Ltd. ("Winlit"), David
Winn and Richard Madris pursuant to which G-III Leather acquired the operating assets of Winlit. The Company has guaranteed the obligations of G-III Leather under the Winlit Agreement. The description of the acquisition of Winlit included in the Company's Form 8-K filed on July 15, 2005 is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

             Audited financial statements of Marvin Richards for the year ended
December 31, 2004 and the Report of Eisner, LLP, Independent Registered Public
Accounting Firm, and unaudited financial statements of Marvin Richards for the six months ended June 30, 2005 and 2004, are filed as Exhibit 99.1 to this Form
8-K/A and incorporated herein by reference.

         (b) Pro Forma Financial Information.

             The following unaudited pro forma condensed consolidated financial data reflecting the effects of the Marvin Richards and Winlit acquisitions is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference:
Narrative overview and unaudited pro forma combined condensed financial statements, consisting of (i) unaudited pro forma condensed consolidated statements of income for the year ended January 31, 2005 and the six months ended July 31, 2005 and 2004 and notes thereto, and (ii) unaudited pro forma condensed consolidated balance sheet as of January 31, 2005 and notes thereto.

         (c) Shell Company Transactions. Not applicable.

         (d) Exhibits.

              99.1  Audited financial statements of Marvin Richards for the year ended December 31, 2004 and the Report of Eisner, LLP,
                    Independent Registered Public Accounting Firm, and unaudited financial statements of Marvin Richards for the six months ended June 30, 2005 and 2004.

              99.2  Unaudited pro forma condensed consolidated financial data reflecting the effects of the Marvin Richards and Winlit
                    acquisitions.

              99.3  Consent of Eisner, LLP, Independent Registered Public
                    Accounting Firm.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         G-III APPAREL GROUP, LTD.

Date:  September 26, 2005

                                         By: /s/ Neal S. Nackman
                                            ---------------------------------
                                         Name:  Neal S. Nackman
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.                                Description
  ---                                -----------

99.1     Audited financial statements of Marvin Richards for the year ended
         December 31, 2004 and the Report of Eisner, LLP, Independent Registered
         Public Accounting Firm, and unaudited financial statements of Marvin
         Richards for the six months ended June 30, 2005 and 2004.

99.2     Unaudited pro forma condensed consolidated financial data reflecting the effects of the Marvin Richards and Winlit acquisitions.

99.3     Consent of Eisner, LLP, Independent Registered Public Accounting Firm.